Exhibit 33.9

MANAGEMENT’S ASSERTION ON

COMPLIANCE WITH REGULATION AB SERVICING CRITERIA

KeyBank National Association, as successor by merger to KeyCorp Real Estate Capital Markets, Inc. (the “Asserting Party”) is responsible for assessing compliance for the transactions listed on Appendix A for the period January 1, 2016 through December 31, 2016 (the “Reporting Period”), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the “CFR”), except for the servicing criteria which the Asserting Party has concluded are not applicable, as indicated on Appendix B attached hereto (the “Applicable Servicing Criteria”), to the servicing of the transactions listed on Appendix A, backed by commercial real estate mortgage loans and serviced by the Asserting Party. Although the Asserting Party is responsible for assessing compliance with Section 229.1122 (d)(1)(iii) of Regulation AB, there were no servicing activities performed by the Asserting Party during the year ended December 31, 2016 that required this servicing criteria to be complied with.

The Asserting Party has assessed compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the applicable servicing criteria for the transactions listed on Appendix A backed by commercial real estate mortgage loans serviced by the Asserting Party.

The Asserting Party has engaged a vendor to perform the activities required by the servicing criteria as set forth in Appendix B. The Asserting Party has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Asserting Party has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to the vendor as permitted by C&DI 200.06. As permitted by C&DI 200.06, the Asserting Party has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with servicing criteria applicable to the vendor. The Asserting Party is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendor and related criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

KeyBank National Association

By:	/s/ Craig Younggren	/s/ Bryan Nitcher
	Senior Vice President	Senior Vice President

February 24, 2017

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	KeyBank Role
Asset Securitization Corporation	10/24/1997	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2004-2	04/01/2004	Master/Primary

Banc of America Commercial Mortgage Inc. 2002-X1	07/01/2002	Special

Banc of America Commercial Mortgage Inc. Series 2008-LSI	03/01/2008	Master

Banc of America Commercial Mortgage Inc. Series 2001-1	05/01/2001	Primary

Banc of America Commercial Mortgage Inc. Series 2002-2	09/01/2002	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2002-PB2	05/01/2002	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2003-2	11/01/2003	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2004-1	03/01/2004	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2004-3	07/01/2004	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2004-4	10/01/2004	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2004-5	11/01/2004	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2004-6	12/01/2004	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2005-1	04/01/2005	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2005-2	06/01/2005	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2005-3	07/01/2005	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2005-4	09/01/2005	Master/Primary/Special

Banc of America Commercial Mortgage Inc. Series 2005-5	10/01/2005	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2005-6	12/01/2005	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2006-1	03/01/2006	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2006-2	06/01/2006	Master

Banc of America Commercial Mortgage Inc. Series 2006-3	08/01/2006	Master

Banc of America Commercial Mortgage Inc. Series 2006-4	08/01/2006	Master

Banc of America Commercial Mortgage Inc. Series 2006-5	10/01/2006	Master/Special

Banc of America Commercial Mortgage Inc. Series 2006-6	11/01/2006	Master

Banc of America Commercial Mortgage Inc. Series 2007-1	02/01/2007	Master

Banc of America Commercial Mortgage Inc. Series 2007-2	06/01/2007	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2007-3	07/01/2007	Master/Primary/Special

Banc of America Commercial Mortgage Inc. Series 2007-4	11/01/2007	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2007-5	12/01/2007	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Banc of America Commercial Mortgage Inc. Series 2008-1	06/01/2008	Master/Primary

Banc of America Commercial Mortgage Inc. Series 2010-K7	06/01/2010	Primary

Banc of America Large Loan Inc. Series 2007-BMB1	10/25/2007	Master/Primary

Banc of America Large Loan Inc. Series 2009-FDG	12/11/2009	Master/Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-K13	05/01/2011	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2010-K9	11/01/2010	Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-K13	05/01/2011	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-K704	11/01/2011	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-KAIV	06/01/2011	Master/Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2012-K21	11/01/2012	Master

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K25	02/01/2013	Primary/Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K33	10/01/2013	Primary/Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K713	06/01/2013	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-K51	12/01/2015	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-K718	05/01/2015	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-KF10	10/01/2015	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-KP02	08/01/2015	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016 K722	06/01/2016	Master

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-C28	02/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-C31	11/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-C32	12/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-K504	01/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-K59	11/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KJ07	09/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KJ08	10/01/2016	Primary/Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KJ09	11/01/2016	Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KP03	04/01/2016	Primary

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KX02	08/01/2016	Primary/Special

Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-UBS10	06/01/2016	Primary

Banc of America Merrill Lynch Large Loan Inc. Series 2011-FSHN	07/01/2011	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Banc of America Merrill Lynch Large Loan Inc. Series 2012-CLRN	09/25/2012	Master

Banc of America Merrill Lynch Large Loan Inc. Series 2012-OSI	03/27/2012	Master

Banc of America Merrill Lynch Large Loan Inc. Series 2012-PARK	12/01/2012	Master/Special

Banc of America Merrill Lynch Large Loan Inc. Series 2013-DSNY MZ	11/21/2013	Master/Primary/Special

Banc of America Merrill Lynch Large Loan Inc. Series 2014-INLD MZ B	12/01/2014	Special

Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ A	02/09/2015	Special

Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ B	02/09/2015	Special

Banc of America Merrill Lynch Large Loan Inc. Series 2016-ASHF	03/09/2016	Master

Banc of America Merrill Lynch Large Loan Inc. Series 2016-ASHF MZ A	03/09/2016	Master

Barclays Commercial Mortgage Securities LLC Series 2012-K17	03/01/2012	Master

Barclays Commercial Mortgage Securities LLC Series 2012-K19	08/01/2012	Master

Barclays Commercial Mortgage Securities LLC Series 2012-K22	12/01/2012	Master

Barclays Commercial Mortgage Securities LLC Series 2013-K27	05/01/2013	Master

Barclays Commercial Mortgage Securities LLC Series 2013-K31	08/01/2013	Special

Barclays Commercial Mortgage Securities LLC Series 2013-K502	03/01/2013	Master

Barclays Commercial Mortgage Securities LLC Series 2015-RRI	06/01/2015	Master/Special

Barclays Commercial Mortgage Securities LLC Series 2015-RRI MZ A	06/04/2015	Master

Barclays Commercial Mortgage Securities LLC Series 2015-VMF	03/01/2015	Special

Barclays Commercial Mortgage Securities LLC Series 2014-K714	01/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2014-K716	09/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2014-KF06	12/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2014-KX01	07/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2012-K17	03/01/2012	Master

Barclays Commercial Mortgage Securities LLC Series 2012-K19	08/01/2012	Master/Primary

Barclays Commercial Mortgage Securities LLC Series 2012-K22	12/01/2012	Master/Primary

Barclays Commercial Mortgage Securities LLC Series 2012-K27	05/01/2013	Master/Primary

Barclays Commercial Mortgage Securities LLC Series 2012-K708	06/01/2012	Primary

Barclays Commercial Mortgage Securities LLC Series 2013-K31	08/01/2013	Primary/Special

Barclays Commercial Mortgage Securities LLC Series 2013-K502	03/01/2013	Master/Primary

Barclays Commercial Mortgage Securities LLC Series 2014-K714	01/01/2014	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Barclays Commercial Mortgage Securities LLC Series 2014-K715	05/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2014-K716	09/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2014-K717	12/01/2014	Master

Barclays Commercial Mortgage Securities LLC Series 2014-KF06	12/01/2014	Primary

Barclays Commercial Mortgage Securities LLC Series 2015-K43	03/04/2015	Master

Barclays Commercial Mortgage Securities LLC Series 2015-KF08	06/01/2015	Special

Barclays Commercial Mortgage Securities LLC, Series 2014-K715	05/01/2014	Primary

Barclays Commercial Mortgage Securities LLC, Series 2014-K717	12/01/2014	Master/Primary

Barclays Commercial Mortgage Securities LLC, Series 2015-K15	03/01/2015	Master/Primary/Special

Barclays Commercial Mortgage Securities LLC, Series 2015-KF08	06/01/2015	Special

Barclays Commercial Mortgage Securities LLC, Series 2015-KF09	08/01/2015	Primary

Barclays Commercial Mortgage Securities LLC, Series 2015-KF12	12/01/2015	Primary

Barclays Commercial Mortgage Securities LLC, Series 2015-KJ02	11/01/2015	Primary

Barclays Commercial Mortgage Securities LLC, Series 2016-K52	01/01/2016	Master/Primary

Barclays Commercial Mortgage Securities LLC, Series 2016-K55	06/01/2016	Primary

Barclays Commercial Mortgage Securities LLC, Series 2016-K57	09/01/2016	Primary/Special

Barclays Commercial Mortgage Securities LLC, Series 2016-KF19	08/01/2016	Primary

Barclays Commercial Mortgage Securities LLC, Series 2016-KF25	12/01/2016	Master/Special

Barclays Commercial Mortgage Securities LLC, Series 2016-KJ03	02/01/2016	Primary/Special

Barclays Commercial Mortgage Securities LLC, Series 2016-KJ04	05/01/2016	Primary

Barclays Commercial Mortgage Securities LLC, Series 2016-KJ05	06/01/2016	Primary/Special

Bear Stearns Commercial Mortgage Securities Inc. Series 1999-CLF1	08/15/1999	Primary/Special

Bear Stearns Commercial Mortgage Securities Inc. Series 2007-BBA8	04/17/2007	Master/Special

CBA MEZZ 2004-C1	02/07/2001	Primary

CCAO Commercial Mortgage Bonds Series 2	10/01/1997	Special

CCAO Commercial Mortgage Bonds Series 3	10/01/1997	Special

CCRE Commercial Mortgage Securities LP Series 2011-C2	12/11/2011	Master

Chase Commercial Mortgage Securities Corp. Series 1998-1	05/01/1998	Master/Primary

Chase Commercial Mortgage Securities Corp. Series 1998-2	11/10/1998	Special

Chase Commercial Mortgage Securities Corp. Series 2000-2	06/10/2000	Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Citigroup Commercial Mortgage Securities Inc. Series 2014-FL2	11/07/2014	Master/Special

Citigroup Commercial Mortgage Securities Inc. Series 2005-EMG	05/02/2005	Special

Citigroup Commercial Mortgage Securities Inc. Series 2007-FL3	05/09/2007	Master/Primary/Special

Citigroup Commercial Mortgage Securities Inc. Series 2014-FL1	06/09/2014	Master/Special

Citigroup Commercial Mortgage Securities Inc. Series 2014-GC21	05/01/2014	Primary

Citigroup Commercial Mortgage Securities Inc. Series 2015-P1	08/01/2015	Primary/Special

Citigroup Commercial Mortgage Securities Inc. Series 2016-C1	05/01/2016	Primary

Citigroup Commercial Mortgage Securities Inc. Series 2016-C2	08/01/2016	Primary

Citigroup Commercial Mortgage Securities Inc. Series 2016-GC36	02/01/2016	Master

Citigroup Commercial Mortgage Securities Inc. Series 2016-GC37	04/01/2016	Primary

Citigroup Commercial Mortgage Securities Inc. Series 2016-IMC	11/04/2016	Master/Special

Citigroup Commercial Mortgage Securities Inc. Series 2016-K54	04/01/2016	Master

Citigroup Commercial Mortgage Securities Inc. Series 2016-KF21	09/01/2016	Master

Citigroup Commercial Mortgage Securities Inc. Series 2016-P3	04/01/2016	Primary

Citigroup Commercial Mortgage Securities Inc. Series 2016-P4	07/01/2016	Primary

Citigroup Commercial Mortgage Securities Inc. Series 2016-RND	03/06/2016	Master

Citigroup Commercial Mortgage Securities Inc. Series 2016-RND	03/06/2016	Master

Citigroup Commercial Mortgage Securities Inc. Series 2016-SMPL	10/06/2016	Master

Colony Mortgage Capital Series 2014-FL1	04/10/2014	Master/Primary

Colony Mortgage Capital Series 2014-FL2	11/25/2014	Master

Colony Mortgage Capital Series 2015-FL3	09/29/2015	Master

Commercial Mortgage Lease-Backed Securities Series 2001-CMLB-1	02/01/2001	Special

Credit Suisse Commercial Mortgage Securities Corp, Series 2016-C5	02/01/2016	Master

Credit Suisse Commercial Mortgage Securities Corp, Series 2016-C6	05/01/2016	Master

Credit Suisse Commercial Mortgage Securities Corp, Series 2016-BDWN	08/30/2016	Master/Special

Credit Suisse Commercial Mortgage Securities Corp, Series 2016-K1502	06/01/2016	Master

Credit Suisse Commercial Mortgage Securities Corp. Series 2016-C7	11/01/2016	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2016-KC01	05/01/2016	Master

Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2015-K50	11/01/2015	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp, Series 2007-C5	11/01/2007	Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-GLPA	12/15/2015	Master

Credit Suisse First Boston Mortgage Securities Corp, Series 2015-GLPB	12/22/2015	Master

Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K48	09/01/2015	Primary

Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K50	11/01/2015	Master

Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K719	08/01/2015	Master

Credit Suisse First Boston Mortgage Securities Corp, Series 2015-SAND	08/17/2015	Master/Special

Credit Suisse First Boston Mortgage Securities Corp, Series 2015-SAND MZ	08/17/2015	Master

Credit Suisse First Boston Mortgage Securities Corp. CSMC Trust 2015-TOWN	03/31/2015	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. CSMC Trust 2015-TOWN MZ	05/27/2015	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1	06/11/1998	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 1998-PS2	10/01/1998	Special

Credit Suisse First Boston Mortgage Securities Corp. Series 1999-PS3	11/01/1999	Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2000-PS4	06/16/2000	Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK1	03/01/2001	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK3 Comp Lns	06/01/2001	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKP1	03/01/2002	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKS4	10/11/2002	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C3	07/01/2002	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C4	09/11/2003	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2	04/11/2003	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1	03/11/2004	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2	06/01/2004	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C4	11/01/2004	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5	12/01/2004	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C2	05/01/2005	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C4	08/01/2005	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6	12/01/2005	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C1	03/01/2006	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C4	09/01/2006	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C5	12/01/2006	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA	02/10/2006	Master/Primary/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2006-TFL2	11/09/2006	Master/Primary/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C1 CL	02/10/2006	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C2	05/01/2007	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C3	06/01/2007	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C4	09/01/2007	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C5	11/01/2007	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C5 CL	11/01/2007	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-TFL1	03/09/2007	Master/Primary/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2007-TFL2	07/09/2007	Master/Primary/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2008-C1	04/01/2008	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2012-K705	02/01/2012	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2012-KP01	10/01/2012	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K30	08/01/2013	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K35	12/01/2013	Master/Primary/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K38	06/25/2014	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2014-ICE	06/16/2014	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2014-K38	06/01/2014	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2014-TIKI	11/06/2014	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C1	03/01/2015	Master

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C2	05/01/2015	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C3	08/01/2015	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-DEAL	05/27/2015	Master/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K44	04/01/2015	Primary/Special

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K48	09/01/2015	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K719	08/01/2015	Master/Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2016-KF14	03/01/2016	Primary

Credit Suisse First Boston Mortgage Securities Corp. Series 2016-KF23	11/01/2016	Primary

Credit Suisse Mortgage Securities Corp. Series 2016-NYRT	12/20/2016	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Credit Suisse Mortgage Securities Corp. Series 2016-NYRT MZ	12/20/2016	Master/Special

Deutsche Mortgage & Asset Receiving Corporation BHMS 2014-MZ	08/01/2014	Master/Special

Deutsche Mortgage & Asset Receiving Corporation CD 2007-CD5	11/01/2007	Primary

Deutsche Mortgage & Asset Receiving Corporation Series 1998-C1	03/01/1998	Master/Primary

Deutsche Mortgage & Asset Receiving Corporation Series 2009-K4	10/01/2009	Primary

Deutsche Mortgage & Asset Receiving Corporation Series 2011-K11	03/01/2011	Primary

Deutsche Mortgage & Asset Receiving Corporation Series 2011-K16	12/01/2011	Master/Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series 2011-LC3	08/01/2011	Primary

Deutsche Mortgage & Asset Receiving Corporation Series CD 2016-CD2	12/01/2016	Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2000-C1	09/01/2000	Master/Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2005-FL10	03/01/2005	Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006-C7	06/01/2006	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006-C8	12/01/2006	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2007-C9	08/01/2007	Master/Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012 LTRT	10/01/2012	Master/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-CCRE1	05/01/2012	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-CCRE5	12/01/2012	Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 CCRE7	04/01/2013	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-300P	08/01/2013	Master

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE10	08/01/2013	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE13	12/01/2013	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE8	06/01/2013	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE9	07/01/2013	Master

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-GAM	03/03/2013	Master/Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-LC6	01/01/2013	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 -UBS3	06/01/2014	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE16	04/01/2014	Master

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE17	05/01/2014	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE18	06/01/2014	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE21	12/01/2014	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-FL5	12/04/2014	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-LC15	03/01/2014	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-SAVA	07/09/2014	Master/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS2	03/01/2014	Master

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS4	07/01/2014	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS6	12/01/2014	Master

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE22	03/01/2015	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE25	08/01/2015	Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE26	10/01/2015	Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE27	10/01/2015	Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-DC1	03/01/2015	Master

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-LC19	02/01/2015	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-LC21	06/01/2015	Primary

Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-LC23	11/01/2015	Primary/Special

Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014-INNS	06/18/2014	Master/Special

Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014-MZ	06/18/2014	Master/Special

Deutsche Mortgage & Asset Receiving Corporation, COMM 2016-667M	10/06/2016	Master/Primary

Deutsche Mortgage & Asset Receiving Corporation, COMM 2016-SAVA	11/08/2016	Master/Special

Deutsche Mortgage & Asset Receiving Corporation, Series 2016-CD1	08/01/2016	Primary

Deutsche Mortgage & Asset Receiving Corporation, Series 2015-11MD	09/06/2015	Master/Special

Deutsche Mortgage & Asset Receiving Corporation, Series 2016-C3	08/01/2016	Primary

Deutsche Mortgage & Asset Receiving Corporation, Series 2016-DC2	03/01/2016	Primary

Deutsche Mortgage & Asset Receiving Corporation, Series COMM 2016-GCT	08/06/2016	Master

Deutsche Mortgage Asset Receiving Corporation Series COMM 2016-CCRE28	02/01/2016	Primary

DLJ Commercial Mortgage Corp. Series 1998-CF1	03/01/1998	Master/Primary/Special

DLJ Commercial Mortgage Corp. Series 1998-CF2	12/01/1998	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
DLJ Commercial Mortgage Corp. Series 2000-CKP1	11/01/2000	Master/Primary

Federal Deposit Insurance Corporation Series 2012-C1	05/01/2014	Master

First Union Commercial Mortgage Securities Inc. Series 1998-C2	05/01/1998	Master/Primary

First Union National Bank Series 2001-C1	02/01/2001	Primary

FORT CRE 2016-1 LLC	08/31/2016	Primary

GE Capital Commercial Mortgage Corporation Series 2000-1	12/10/2001	Special

GE Commercial Mortgage Corporation Series 2003-C1	04/01/2003	Master/Primary

GE Commercial Mortgage Corporation Series 2004-C1	01/01/2004	Master/Primary

GE Commercial Mortgage Corporation Series 2004-C3	07/01/2004	Primary

GE Commercial Mortgage Corporation Series 2005-C1	02/17/2005	Master

GE Commercial Mortgage Corporation Series 2005-C3	08/25/2005	Primary

GE Commercial Mortgage Corporation Series 2005-C4	12/02/2005	Primary

GE Commercial Mortgage Corporation Series 2006-C1	03/01/2006	Primary

GE Commercial Mortgage Corporation Series 2007-C1	05/08/2007	Master/Primary

GFCM LLC Series 2003-1	09/01/2003	Special

Global Franchise Grantor Trust 1998-1	08/01/1998	Master/Primary/Special

Global Franchise Grantor Trust 1998-1	08/01/1998	Master/Primary/Special

GMAC Commercial Mortgage Securities Inc. Series 1997-C1	09/01/1997	Special

GMAC Commercial Mortgage Securities Inc. Series 1997-C2	12/01/1997	Special

GMAC Commercial Mortgage Securities Inc. Series 1998-C1	05/01/1998	Special

GMAC Commercial Mortgage Securities Inc. Series 1998-C2	08/01/1998	Special

GMAC Commercial Mortgage Securities Inc. Series 1999-C1	02/01/1999	Special

GMAC Commercial Mortgage Securities Inc. Series 1999-C2	06/01/1999	Special

GMAC Commercial Mortgage Securities Inc. Series 1999-C3	09/01/1999	Special

Greenwich Capital Commercial Funding Corp. Series 2007-GG11	10/30/2007	Master

GS Mortgage Securities Corporation II Series 1998-C1	10/11/1998	Special

GS Mortgage Securities Corporation II Series 2003-C1	03/01/2003	Primary

GS Mortgage Securities Corporation II Series 2007-GG10	07/01/2007	Special

GS Mortgage Securities Corporation II Series 2010-K5	02/01/2010	Special

GS Mortgage Securities Corporation II Series 2010-K8	09/01/2010	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
GS Mortgage Securities Corporation II Series 2012-GC6	02/01/2012	Master/Primary

GS Mortgage Securities Corporation II Series 2012-GCJ7	06/01/2012	Primary

GS Mortgage Securities Corporation II Series 2012-GCJ9	11/01/2012	Primary

GS Mortgage Securities Corporation II Series 2013-650M	10/21/2013	Master/Special

GS Mortgage Securities Corporation II Series 2013-G1	03/01/2013	Master/Primary/Special

GS Mortgage Securities Corporation II Series 2013-NYC5	03/01/2013	Master/Primary/Special

GS Mortgage Securities Corporation II Series 2013-PEMB	04/01/2013	Master/Primary/Special

GS Mortgage Securities Corporation II Series 2014-GC20	04/01/2014	Master

GS Mortgage Securities Corporation II Series 2014-NEW	03/11/2014	Master

GS Mortgage Securities Corporation II Series 2015-GC32	07/01/2015	Primary/Special

GS Mortgage Securities Corporation II, LUXE Trust 2016-TRIP MZ	04/06/2016	Master

GS Mortgage securities Corporation II, Series 2016-2016-TRIP MZB	03/10/2016	Master

GS Mortgage Securities Corporation II, Series 2016-ICE2	03/22/2016	Master/Special

GS Mortgage Securities Corporation II, Series 2016-K58	11/01/2016	Master

GS Mortgage Securities Corporation II, Series 2016-RENT MZB	06/29/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-C28	04/01/2015	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-C30	07/01/2015	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp Series 2010-K6	04/01/2010	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp Series 2011-K10	02/01/2011	Primary

JP Morgan Chase Commercial Mortgage Securities Corp Series 2016-K723	11/01/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp Series 2016-WPT	11/07/2016	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp Series 2016-WPT MZB	11/07/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-FL7	06/30/2015	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-K1501	07/01/2015	Master

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-K45	05/01/2015	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-K720	11/01/2015	Primary

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-M6 MZ	02/26/2015	Master

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-MTL6	03/23/2015	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-UES	10/01/2015	Master/Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-WOLF	06/30/2015	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-WOLF MZ A	06/16/2015	Master

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-WPG	06/24/2015	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2016-ATRM	02/01/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2016-FL8	06/08/2016	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp, Series 2016-KF13	01/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. BCLP Hotel Trust 2014-CLRN MZ	09/25/2014	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Carefree Portfolio Trust 2014-CARE	12/23/2014	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Del Coronado Trust 2013-DEL	04/11/2013	Master/Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Houston Galleria Mall Trust 2015-HGLR	03/30/2015	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Hyatt Hotel Portfolio Trust 2015-HYT	02/06/2015	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Motel 6 Trust 2012-MTL6	11/01/2012	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-A	10/01/2001	Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4	09/01/2005	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CIBC 18	03/07/2007	Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CIBC20	09/28/2007	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-FL1 Part	08/01/2007	Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDP10	03/01/2007	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST	12/23/2009	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-CNTR	09/01/2010	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-K6	04/01/2010	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C3	03/01/2011	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C5	09/01/2011	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K10	02/01/2011	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K14	08/01/2011	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K702	06/01/2011	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C8	10/01/2012	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-HSBC	07/01/2012	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K18	05/01/2012	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K23	12/01/2012	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K706	02/01/2012	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K706	02/01/2012	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K710	07/01/2012	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-WLDN	05/01/2012	Master/Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 Coronado MZ	04/01/2013	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C12	06/01/2013	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C13	07/01/2013	Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C15	10/01/2013	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-FL3	05/08/2013	Master/Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-JWRZ MZ	05/29/2013	Master/Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K28	06/01/2013	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K32	09/01/2013	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K712	04/01/2013	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-WT	08/01/2013	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C19	05/01/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C20	06/01/2014	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C24	10/01/2014	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CARE MZ A	11/26/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CARE MZ B	11/26/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CBM	11/10/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CBM MZ	10/30/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-FBLU	02/06/2014	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-FL6	12/08/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-HYT MZ	12/12/2014	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-INN	06/27/2014	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-INN MZ	06/27/2014	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K36	06/27/2014	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K40	11/01/2014	Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-KF03	04/01/2014	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-KF04	08/01/2014	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-PHH	10/10/2014	Master/Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K42	01/28/2015	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K45	05/01/2015	Master/Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K720	11/01/2015	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-LSP	12/04/2015	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-LSP MZ	11/13/2015	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-C1	03/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-H2FL	03/31/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-JP2	07/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-K53	03/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KF13	01/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KF15	04/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KF18	06/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KW01	05/01/2016	Primary

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB17	06/01/2016	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB18	07/01/2016	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB23	10/01/2016	Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB25	12/01/2016	Primary/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-WSP	09/29/2016	Master/Special

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-WSP MZ	09/29/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Shops at Crystals Trust, Series 2016-CSTL	07/20/2016	Master

JP Morgan Chase Commercial Mortgage Securities Corp. Waldorf Astoria Boca Raton Trust Series 2016-BOCA	07/18/2016	Master

JP Morgan Commercial Mortgage Finance Corp. Series 2000-C9	01/01/2000	Master/Primary

Key Commercial Mortgage Securities Trust 2007-SL1	04/01/2007	Master

Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2006-2	06/01/2006	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2007-5	03/01/2007	Master/Primary

Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2007-8	08/01/2007	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 1998-C2	03/01/1998	Special

Merrill Lynch Mortgage Investors Inc. Series 1999-C1	11/01/1999	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2003-KEY1	11/01/2003	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2004-BPC1	11/01/2004	Primary

Merrill Lynch Mortgage Investors Inc. Series 2004-KEY2	09/01/2004	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2004-MKB1	03/01/2005	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2005 MKB2	03/01/2005	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2005-CK11	12/01/2005	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2006-1	11/01/2006	Master/Special

Merrill Lynch Mortgage Investors Inc. Series 2007-C1	08/01/2007	Master/Primary

Merrill Lynch Mortgage Investors Inc. Series 2008-C1	06/01/2008	Master/Primary

Merrill Lynch Mortgage Investors, Inc. Series 1998-C1-CTL	10/01/1999	Special

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,Series 2015-C21	02/01/2015	Master

Morgan Stanley Capital I Inc. Series 2016-UBS 11	08/01/2016	Primary

Morgan Stanley Capital I Inc. Series 1997-C1	03/01/1997	Special

Morgan Stanley Capital I Inc. Series 1998-WF2	03/01/1998	Primary

Morgan Stanley Capital I Inc. Series 1999-CAM1	07/01/1999	Master/Primary/Special

Morgan Stanley Capital I Inc. Series 1999-WF1	02/01/1999	Special

Morgan Stanley Capital I Inc. Series 2004-IQ9	02/01/2005	Primary

Morgan Stanley Capital I Inc. Series 2007-IQ16	11/28/2007	Primary

Morgan Stanley Capital I Inc. Series 2007-XLF9	08/23/2007	Special

Morgan Stanley Capital I Inc. Series 2011-C1	02/01/2011	Master

Morgan Stanley Capital I Inc. Series 2011-C2	06/01/2011	Master

Morgan Stanley Capital I Inc. Series 2011-K701	03/01/2011	Primary

Morgan Stanley Capital I Inc. Series 2012-C4	03/01/2012	Master

Morgan Stanley Capital I Inc. Series 2012-C5	07/01/2012	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Morgan Stanley Capital I Inc. Series 2012-CKSV	10/01/2012	Master/Special

Morgan Stanley Capital I Inc. Series 2012-K20	09/01/2012	Primary/Special

Morgan Stanley Capital I Inc. Series 2012-STAR	08/01/2012	Special

Morgan Stanley Capital I Inc. Series 2013-KSMC	03/01/2013	Special

Morgan Stanley Capital I Inc. Series 2015-150E	09/05/2015	Special

Morgan Stanley Capital I Inc. Series 2015-ALDR	05/05/2015	Master/Special

Morgan Stanley Capital I Inc. Series 2015-C26	11/01/2015	Primary/Special

Morgan Stanley Capital I Inc. Series 2015-K20	09/01/2015	Special

Morgan Stanley Capital I Inc. Series 2015-K49	10/01/2015	Master

Morgan Stanley Capital I Inc. Series 2015-K721	12/01/2015	Special

Morgan Stanley Capital I Inc. Series 2015-MS1	07/01/2015	Primary/Special

Morgan Stanley Capital I Inc. Series 2016-C29	05/01/2016	Primary

Morgan Stanley Capital I Inc. Series 2016-C30	09/01/2016	Primary

Morgan Stanley Capital I Inc. Series 2016-KF17	06/01/2016	Master/Special

Morgan Stanley Capital I Inc. Series 2016-KF22	10/01/2016	Master/Special

Morgan Stanley Capital I Inc. Series 2016-KJ10	12/01/2016	Primary/Special

Morgan Stanley Capital I Inc. Series 2016-UBS9	03/01/2016	Master

Morgan Stanley Capital I, Inc. Series 2016-KF24	12/01/2016	Master

Morgan Stanley Capital I, Inc. Series 2016-SNR	12/01/2016	Master/Special

Mortgage Capital Funding Inc. Series 1998 MC2	06/01/1998	Master/Primary

Nationslink Funding Corporation Series 1999-LTL-1	02/15/1999	Primary/Special

Nationslink Funding Corporation Series 1999-LTL-1	02/15/1999	Special

PaineWebber Mortgage Acceptance Corporation V Series 1999-C1	06/01/1999	Master/Primary

Prudential Securities Secured Financing Corporation Series 1998-C1	08/01/1998	Master/Primary

Prudential Securities Secured Financing Corporation Series 1999-C2	07/01/1999	Master/Primary

Prudential Securities Secured Financing Corporation Series 1999-NRF-1	03/01/1999	Master/Primary

Prudential Securities Secured Financing Corporation Series KEY 2000-C1	06/01/2000	Master/Primary

Ready Capital Mortgage Depositor LLC, Series 2016-3	11/30/2016	Master/Special

ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage Trust 2014-1	10/17/2014	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage Trust 2015-2	11/30/2015	Master

Salomon Brothers Mortgage Securities VII Inc. Series 1999-C1	08/01/1999	Special

Salomon Brothers Mortgage Securities VII Inc. Series 2000-C2	08/01/2000	Master/Primary

Structured Asset Securities Corp II. LB Commercial Mortgage Trust Series 2007-LLF C5	08/09/2007	Master

Structured Asset Securities Corp. LB Commercial Mortgage Trust Series 2007-C3	07/11/2007	Master

Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2000-C4	11/11/2000	Master/Primary

Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2006-C7	11/13/2006	Primary

Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C1	02/12/2007	Master

Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C2	04/11/2007	Primary

Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C7	11/12/2007	Primary

Structured Asset Security Corporation, Series 1998-C1	02/01/1998	Special

Sutherland Grantor Trust Series II,III,VI, VII & 2015-SBC4 REO I, LLC	08/04/2015	Master

UBS Commercial Mortgage Securitization Corp. Series HILT 2014-ORL	07/29/2014	Master

UBS Commercial Mortgage Securitization Corp. UBS-BAMLL Trust 2012-WRM	07/01/2012	Master/Special

UBS Commercial Mortgage Trust 2007-FL1	12/28/2007	Special

UBS Commercial Mortgage Trust 2012-C1	05/01/2012	Primary

UBS-Barclays Commercial Mortgage Trust 2013-C5	02/01/2013	Primary

UBS-Citigroup Commercial Mortgage Trust 2011-C1	12/01/2011	Primary

U-Haul International Inc. Storage Trust 1993-1	12/01/1993	Special

VNDO 2013-PENN Mortgage Trust Series 2013-PENN	12/01/2013	Special

Wachovia Commercial Mortgage Securities Inc. Series 2006-C27	08/01/2006	Special

Wachovia Commercial Mortgage Securities Inc. Series 2006-C30	03/14/2007	Primary

Wachovia Commercial Mortgage Securities Inc. Series 2006-C31	05/01/2007	Primary

Wachovia Commercial Mortgage Securities Inc. Series 2006-C33	08/01/2007	Primary

Wachovia Commercial Mortgage Securities Inc. Series 2006-C34	11/01/2007	Primary

Wachovia Large Loan Inc. Series 2007-WHALE 8	06/01/2007	Special

Washington Mutual Asset Securities Corp. Series 2005-C1	02/01/2005	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Washington Mutual Asset Securities Corp. Series 2006-SL1	11/01/2006	Master/Primary

Washington Mutual Asset Securities Corp. Series 2007-SL2	03/01/2007	Master/Special

Washington Mutual Asset Securities Corp. Series 2007-SL3	07/01/2007	Master/Special

Waterfall Commercial Mortgage Depositor, LLC, Series 2015-SBC5	09/10/2015	Master/Special

Waterfall Victoria Depositor LLC Series 2011-SBC2	01/01/2011	Master/Primary/Special

Waterfall Victoria Mortgage Trust 2011-SBC1	07/01/2011	Master/Primary

Waterfall Victoria Mortgage Trust Series 2011-SBC3	07/01/2012	Master/Primary

Waterfall Victoria Mortgage Trust Series 2011-SBC3(REO)	07/01/2012	Master/Primary

Wells Fargo Commercial Mortgage Securities Series 2015-C27	3/1/2015	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-K101	03/01/2015	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KKA	03/01/2015	Master/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS03	10/01/2015	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-NXS1	04/01/2015	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB3	09/01/2015	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K12	04/01/2011	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K15	11/01/2011	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K703	09/01/2011	Primary/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K501	04/01/2012	Master/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K709	06/01/2012	Primary/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K709	06/01/2012	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K711	11/01/2012	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K24	01/01/2013	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K26	05/01/2013	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K29	07/01/2013	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K34	1/01/2013	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KF02	11/01/2013	Primary/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KS01	05/01/2013	Master/Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K37	03/01/2014	Master/ Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K39	09/01/2014	Master/Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K41	12/01/2014	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2016 -Appendix A

Commercial Mortgage Pass Through Certificates -continued	Svc Agmt Date	KeyBank Role
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K503	10/01/2014	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2014-KF05	11/01/2014	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2014-KS02	05/01/2014	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2014-LC16	06/01/2014	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-C31	11/01/2015	Primary/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-K46	06/01/2015	Master/Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KF11	11/1/2015	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS03	10/01/2015	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS04	12/01/2015	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-NXS3	10/01/2015	Primary/special

Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB5	10/01/2015	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-BNK1	08/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-C36	11/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-K56	08/01/2016	Master

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-K60	12/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KF16	05/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KS05	07/01/2016	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KS06	10/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KSW1	06/01/2016	Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-LC24	09/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB11	01/01/2016	Primary/Special

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB12	02/01/2016	Primary

Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB21	09/01/2016	Special

Wells Fargo Commercial Mortgage Securities Series 2011-K15	11/01/2011	Primary

Wells Fargo Commercial Mortgage Securities Series 2011-K703	09/01/2011	Primary/Special

Wells Fargo Commercial Mortgage Securities Series 2016-K60	12/01/2016	Primary

Wells Fargo Commercial Mortgage Trust Series 2013-BTC	04/01/2013	Special

Appendix B

Servicing Criteria to Be Addressed In Assessment of Compliance

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A1

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 240.13k-1(b)(1) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are:

	(A) mathematically accurate;	X

	(B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements;	X

[1]	There were no servicing activities occurring in the Applicable Reporting Period.

21

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party

	(C) reviewed and approved by someone other than the person who prepared the reconciliation; and	X

(D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports :

	(A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X

	(B) provide information calculated in accordance with the terms specified in the transaction agreements;	N/A2

	(C) are filed with the Commission as required by its rules and regulations;	N/A2

	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.	N/A2

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A2

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.	N/A2

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A2

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.	X

[2]	KeyBank has determined servicing criteria 1122(d)(3)(i)(B)(C)(D) and 1122(d)(3)(ii)(iii)(iv) are not applicable to the activities KeyBank performs with respect to the Platform.

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts):

	(A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;	X

	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and	X

	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X	X (with respect to tax related activities)

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X